Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
June 30, 2016

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Ratio

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Six Months Ended
(dollars in thousands, except per share amounts)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015	Jun 30, 2016	Jun 30, 2015
Operating Results:
Total revenue(1)	$196,608	$203,534	$252,839	$400,142	$440,798
Net interest income	177,440	173,781	169,025	351,221	324,463
Provision for loan and lease losses	6,012	8,919	7,932	14,931	16,932
Noninterest income	19,168	29,753	83,814	48,921	116,335
Noninterest expense	155,840	149,430	177,968	305,270	334,010
Net income allocated to common shareholders	19,024	25,393	39,036	44,417	50,735
Net earnings per common share, diluted	0.15	0.20	0.31	0.35	0.40
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.32	$0.32	$0.35	$0.63	$0.66
Yield on interest-earning assets	3.81%	3.85%	3.99%	3.83%	3.99%
Cost of interest-bearing liabilities	1.15%	1.14%	0.99%	1.14%	1.01%
Net interest margin	2.80%	2.82%	3.11%	2.81%	3.10%
Return on average assets	0.32%	0.43%	0.72%	0.37%	0.50%
Return on average risk-weighted assets(3)	0.49%	0.66%	1.10%	0.57%	0.76%
Return on average equity(4)	4.4%	6.0%	9.5%	5.2%	6.3%
Adjusted return on average equity(5)	9.4%	9.3%	10.7%	9.4%	10.2%
Efficiency ratio(6)	79%	73%	70%	76%	76%
Adjusted efficiency ratio(7)	67%	66%	65%	67%	66%
Loans and leases held for investment as a percentage of deposits	123%	120%	121%	123%	121%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	100%	97%	98%	100%	98%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.52%	0.53%	0.44%	0.52%	0.44%
Net charge-offs to average loans and leases held for investment	0.09%	0.07%	0.10%	0.08%	0.13%
ALLL as a percentage of loans and leases held for investment	0.36%	0.37%	0.33%	0.36%	0.33%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%	19%	19%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)	9.7%	9.9%	10.5%	9.7%	10.5%
Tier 1 leverage ratio (bank level; see Table 10c)	8.1%	8.2%	8.6%	8.1%	8.6%
Total risk-based capital ratio (bank level; see Table 10c)	12.6%	12.9%	13.2%	12.6%	13.2%
Tangible common equity per common share(9)	$13.24	$13.23	$13.00	$13.24	$13.00
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,405,643	$1,797,131	$2,717,588	$4,202,775	$5,083,550
Jumbo residential mortgage loans originated	883,252	724,536	1,458,297	1,607,788	2,759,043
Unpaid principal balance of loans serviced for the Company and others	40,474,814	41,013,022	44,835,934	40,474,814	44,835,934
Consumer Banking loans as a percentage of loans and leases held for investment	54%	55%	55%	54%	55%
Consumer deposits	$14,787,822	$14,685,281	$13,083,912	$14,787,822	$13,083,912
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$357,733	$364,978	$465,924	$722,711	$946,141
Equipment financing receivables	318,033	299,751	293,456	617,784	516,795
Commercial Banking loan and lease sales	236,016	277,738	129,061	513,754	140,211
Commercial Banking loans as a percentage of loans and leases held for investment	46%	45%	45%	46%	45%
Commercial deposits	$4,023,940	$4,311,196	$3,399,615	$4,023,940	$3,399,615
Market Price Per Share of Common Stock:
Closing	$14.86	$15.63	$19.65	$14.86	$19.65
High	15.78	15.96	20.21	15.96	20.21
Low	13.61	12.58	17.82	12.58	17.24

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2016	Mar 31, 2016	Jun 30, 2015	Jun 30, 2016	Jun 30, 2015
Interest Income
Interest and fees on loans and leases	$236,168	$231,059	$210,347	$467,227	$405,196
Interest and dividends on investment securities	6,965	7,404	7,447	14,369	15,469
Other interest income	385	396	159	781	319
Total interest income	243,518	238,859	217,953	482,377	420,984
Interest Expense
Deposits	39,078	39,090	30,219	78,168	59,983
Other borrowings	27,000	25,988	18,709	52,988	36,538
Total interest expense	66,078	65,078	48,928	131,156	96,521
Net Interest Income	177,440	173,781	169,025	351,221	324,463
Provision for loan and lease losses	6,012	8,919	7,932	14,931	16,932
Net Interest Income after Provision for Loan and Lease Losses	171,428	164,862	161,093	336,290	307,531
Noninterest Income
Loan servicing fee income	22,814	23,441	29,569	46,255	63,701
Amortization of mortgage servicing rights	(16,550)	(14,731)	(19,006)	(31,281)	(39,305)
Recovery (impairment) of mortgage servicing rights	(36,872)	(22,542)	15,727	(59,414)	(27,625)
Net loan servicing income (loss)	(30,608)	(13,832)	26,290	(44,440)	(3,229)
Gain on sale of loans	31,973	28,751	40,588	60,724	83,211
Loan production revenue	6,729	5,260	6,195	11,989	11,582
Deposit fee income	1,953	3,102	3,052	5,055	7,102
Other lease income	3,316	4,367	2,082	7,683	6,162
Other	5,805	2,105	5,607	7,910	11,507
Total noninterest income	19,168	29,753	83,814	48,921	116,335
Noninterest Expense
Salaries, commissions and other employee benefits expense	94,922	91,640	95,769	186,562	187,755
Equipment expense	16,052	15,917	15,258	31,969	31,303
Occupancy expense	7,266	6,264	7,156	13,530	13,012
General and administrative expense	37,600	35,609	59,785	73,209	101,940
Total noninterest expense	155,840	149,430	177,968	305,270	334,010
Income before Provision for Income Taxes	34,756	45,185	66,939	79,941	89,856
Provision for Income Taxes	13,201	17,261	25,372	30,462	34,059
Net Income	$21,555	$27,924	$41,567	$49,479	$55,797
Net Income Allocated to Preferred Stock	(2,531)	(2,531)	(2,531)	(5,062)	(5,062)
Net Income Allocated to Common Shareholders	$19,024	$25,393	$39,036	$44,417	$50,735
Net Earnings per Common Share, Basic	$0.15	$0.20	$0.31	$0.35	$0.41
Net Earnings per Common Share, Diluted	$0.15	$0.20	$0.31	$0.35	$0.40
Dividends Declared per Common Share	$0.06	$0.06	$0.04	$0.12	$0.08
Dividend payout ratio(1)	40.00%	30.00%	12.90%	34.29%	19.51%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	125,294	125,125	124,348	125,209	124,144
Diluted	126,612	126,045	125,389	126,442	126,283

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Assets
Cash and due from banks	$62,512	$90,478	$55,300	$64,822	$59,976
Interest-bearing deposits in banks	559,434	510,167	527,151	534,354	498,184
Total cash and cash equivalents	621,946	600,645	582,451	599,176	558,160
Investment securities:
Available for sale, at fair value	461,141	504,769	555,019	574,104	656,587
Held to maturity	104,205	101,305	103,746	112,219	109,393
Other investments	271,606	234,406	265,431	240,832	239,089
Total investment securities	836,952	840,480	924,196	927,155	1,005,069
Loans held for sale	1,485,747	1,137,702	1,509,268	1,483,754	1,330,779
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	23,218,614	22,756,113	22,227,492	20,877,381	19,913,895
Allowance for loan and lease losses	(84,250)	(83,485)	(78,137)	(71,897)	(66,091)
Total loans and leases held for investment, net	23,134,364	22,672,628	22,149,355	20,805,484	19,847,804
Mortgage servicing rights (MSR), net	274,356	312,671	335,280	357,550	362,803
Premises and equipment, net	48,486	50,901	51,599	52,425	52,176
Other assets	952,459	1,026,372	1,048,877	989,199	963,700
Total Assets	$27,354,310	$26,641,399	$26,601,026	$25,214,743	$24,120,491
Liabilities
Deposits:
Noninterest-bearing	$1,510,198	$1,499,063	$1,141,357	$1,389,644	$1,152,917
Interest-bearing	17,301,564	17,497,414	17,100,685	16,176,445	15,330,610
Total deposits	18,811,762	18,996,477	18,242,042	17,566,089	16,483,527
Other borrowings	6,022,000	5,147,000	5,877,000	5,297,000	5,247,000
Trust preferred securities and subordinated notes payable	360,079	365,167	276,170	276,103	276,452
Accounts payable and accrued liabilities	303,110	276,852	337,493	252,682	293,691
Total Liabilities	25,496,951	24,785,496	24,732,705	23,391,874	22,300,670
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,253	1,252	1,250	1,250	1,246
Additional paid-in capital	879,169	877,275	874,806	873,175	865,632
Retained earnings	935,670	924,165	906,278	871,160	851,602
Accumulated other comprehensive loss	(108,733)	(96,789)	(64,013)	(72,716)	(48,659)
Total Shareholders’ Equity	1,857,359	1,855,903	1,868,321	1,822,869	1,819,821
Total Liabilities and Shareholders’ Equity	$27,354,310	$26,641,399	$26,601,026	$25,214,743	$24,120,491

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended June 30, 2016
Net interest income	$99,370	$83,141	$(5,071)	$—	$177,440
Provision for loan and lease losses	1,068	4,944	—	—	6,012
Net interest income after provision for loan and lease losses	98,302	78,197	(5,071)	—	171,428
Noninterest income	5,225	12,389	1,554	—	19,168
Noninterest expense	93,485	33,790	28,565	—	155,840
Income (loss) before income tax	10,042	56,796	(32,082)	—	34,756
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	—	(1,478)	—	(1,478)
Transaction expense and non-recurring regulatory related expense	148	—	154	—	302
Increase (decrease) in Bank of Florida non-accretable discount	—	(324)	—	—	(324)
MSR impairment (recovery)	36,872	—	—	—	36,872
Restructuring cost	(1,538)	759	66	—	(713)
Adjusted income (loss) before income tax	$45,524	$57,231	$(33,340)	$—	$69,415
Total assets as of June 30, 2016	$16,514,624	$11,037,749	$259,250	$(457,313)	$27,354,310
Total deposits as of June 30, 2016	14,787,822	4,023,940	—	—	18,811,762

Three Months Ended March 31, 2016
Net interest income	$97,520	$80,568	$(4,307)	$—	$173,781
Provision for loan and lease losses	3,334	5,585	—	—	8,919
Net interest income after provision for loan and lease losses	94,186	74,983	(4,307)	—	164,862
Noninterest income	15,579	14,035	139	—	29,753
Noninterest expense	88,073	32,986	28,371	—	149,430
Income (loss) before income tax	21,692	56,032	(32,539)	—	45,185
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(328)	—	259	—	(69)
Increase (decrease) in Bank of Florida non-accretable discount	—	(22)	—	—	(22)
MSR impairment (recovery)	22,542	—	—	—	22,542
Restructuring cost	118	379	209	—	706
Adjusted income (loss) before income tax	$44,024	$56,389	$(32,071)	$—	$68,342
Total assets as of March 31, 2016	$16,294,379	$10,486,284	$298,701	$(437,965)	$26,641,399
Total deposits as of March 31, 2016	14,685,281	4,311,196	—	—	18,996,477

Three Months Ended June 30, 2015
Net interest income	$92,355	$78,266	$(1,596)	$—	$169,025
Provision for loan and lease losses	3,584	4,348	—	—	7,932
Net interest income after provision for loan and lease losses	88,771	73,918	(1,596)	—	161,093
Noninterest income	71,116	12,564	134	—	83,814
Noninterest expense	121,095	28,979	27,894	—	177,968
Income (loss) before income tax	38,792	57,503	(29,356)	—	66,939
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	5,791	—	250	—	6,041
Increase (decrease) in Bank of Florida non-accretable discount	354	(97)	—	—	257
MSR impairment (recovery)	(15,727)	—	—	—	(15,727)
Restructuring cost	17,143	—	61	—	17,204
OTTI losses on investment securities (Volcker Rule)	—	—	—	—	—
Adjusted income (loss) before income tax	$46,353	$57,406	$(29,045)	$—	$74,714
Total assets as of June 30, 2015	$15,139,729	$9,093,639	$283,285	$(396,162)	$24,120,491
Total deposits as of June 30, 2015	13,083,912	3,399,615	—	—	16,483,527

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended June 30, 2016			Three Months Ended March 31, 2016			Three Months Ended June 30, 2015
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$303,129	$385	0.51%	$312,614	$396	0.51%	$249,732	$159	0.25%
Investments	838,777	6,965	3.33%	876,401	7,404	3.39%	1,031,225	7,447	2.89%
Loans held for sale	1,874,252	15,125	3.23%	2,023,076	17,156	3.39%	1,971,798	16,378	3.32%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,824,775	53,376	3.13%	7,063,490	55,495	3.14%	6,208,965	53,034	3.42%
Government insured pool buyouts	4,568,782	54,879	4.80%	4,429,707	53,479	4.83%	3,701,238	43,137	4.66%
Residential mortgages	11,393,557	108,255	3.80%	11,493,197	108,974	3.79%	9,910,203	96,171	3.88%
Home equity lines and other	928,021	8,230	3.57%	524,890	5,317	4.07%	190,534	2,260	4.76%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,901,421	47,397	4.84%	4,033,661	48,103	4.75%	3,626,989	49,890	5.48%
Mortgage warehouse finance	2,475,149	17,325	2.77%	1,846,294	12,999	2.79%	1,875,134	12,758	2.69%
Lender finance	1,356,091	11,927	3.48%	1,287,134	11,214	3.45%	896,994	8,116	3.58%
Commercial and commercial real estate	7,732,661	76,649	3.94%	7,167,089	72,316	4.01%	6,399,117	70,764	4.40%
Equipment financing receivables	2,415,338	27,909	4.62%	2,377,047	27,296	4.59%	2,079,283	24,774	4.77%
Total loans and leases held for investment	22,469,577	221,043	3.93%	21,562,223	213,903	3.96%	18,579,137	193,969	4.17%
Total interest-earning assets	25,485,735	$243,518	3.81%	24,774,314	$238,859	3.85%	21,831,892	$217,953	3.99%
Noninterest-earning assets	1,380,992			1,423,049			1,208,509
Total assets	$26,866,727			$26,197,363			$23,040,401
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,730,252	$6,282	0.68%	$3,641,030	$6,197	0.68%	$3,643,248	$6,111	0.67%
Market-based money market accounts	359,728	546	0.61%	341,235	518	0.61%	367,871	577	0.63%
Savings and money market accounts, excluding market-based	6,594,527	12,339	0.75%	6,444,921	12,506	0.78%	5,098,205	8,240	0.65%
Market-based time	355,069	760	0.86%	369,649	774	0.84%	423,006	736	0.70%
Time, excluding market-based	6,114,552	19,151	1.26%	6,333,503	19,095	1.20%	5,318,760	14,555	1.10%
Total deposits	17,154,128	39,078	0.92%	17,130,338	39,090	0.91%	14,851,090	30,219	0.82%
Borrowings:
Trust preferred securities and subordinated notes payable	363,475	5,243	5.77%	293,781	4,462	6.08%	105,648	1,681	6.37%
Long-term FHLB advances	3,776,672	19,948	2.09%	3,824,527	20,018	2.07%	2,521,451	15,852	2.49%
Short-term FHLB advances	1,757,143	1,809	0.41%	1,429,945	1,508	0.42%	2,304,945	1,176	0.20%
Total borrowings	5,897,290	27,000	1.82%	5,548,253	25,988	1.86%	4,932,044	18,709	1.50%
Total interest-bearing liabilities	23,051,418	66,078	1.15%	22,678,591	65,078	1.14%	19,783,134	48,928	0.99%
Noninterest-bearing demand deposits	1,543,952			1,285,853			1,278,044
Other noninterest-bearing liabilities	403,991			376,071			192,214
Total liabilities	24,999,361			24,340,515			21,253,392
Total shareholders’ equity	1,867,366			1,856,848			1,787,009
Total liabilities and shareholders’ equity	$26,866,727			$26,197,363			$23,040,401
Net interest income/spread		$177,440	2.66%		$173,781	2.71%		$169,025	3.00%
Net interest margin			2.80%			2.82%			3.11%
Memo: Total deposits including noninterest-bearing	$18,698,080	$39,078	0.84%	$18,416,191	$39,090	0.85%	$16,129,134	$30,219	0.75%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Consumer Banking:
Residential mortgages:
Residential	$6,961,746	$7,254,377	$7,501,767	$7,364,522	$6,899,235
Government insured pool buyouts	4,403,338	4,396,059	4,215,355	3,947,359	3,824,378
Residential mortgages	11,365,084	11,650,436	11,717,122	11,311,881	10,723,613
Home equity lines and other	1,073,656	917,856	501,785	337,093	242,111
Total Consumer Banking	12,438,740	12,568,292	12,218,907	11,648,974	10,965,724
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,831,432	3,883,821	3,954,522	3,660,362	3,731,671
Mortgage warehouse finance	3,035,329	2,603,163	2,372,731	2,162,627	2,155,535
Lender finance	1,450,638	1,300,254	1,280,423	1,117,886	914,422
Commercial and commercial real estate	8,317,399	7,787,238	7,607,676	6,940,875	6,801,628
Equipment financing receivables	2,462,475	2,400,583	2,400,909	2,287,532	2,146,543
Total Commercial Banking	10,779,874	10,187,821	10,008,585	9,228,407	8,948,171
Loans and leases held for investment, net of unearned income	23,218,614	22,756,113	22,227,492	20,877,381	19,913,895
Allowance for loan and lease losses	(84,250)	(83,485)	(78,137)	(71,897)	(66,091)
Total loans and leases held for investment, net	$23,134,364	$22,672,628	$22,149,355	$20,805,484	$19,847,804
The balances presented above include:
Net purchased loan and lease discounts	$71,636	$63,250	$45,770	$43,166	$43,215
Net deferred loan and lease origination costs	$125,555	$125,877	$123,255	$115,990	$108,141

Deposits					Table 6b
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Noninterest-bearing demand	$1,510,198	$1,499,063	$1,141,357	$1,389,644	$1,152,917
Interest-bearing demand	3,696,048	3,694,755	3,709,156	3,631,458	3,626,387
Market-based money market accounts	358,649	353,742	342,600	351,880	372,282
Savings and money market accounts, excluding market-based	6,478,326	6,892,789	6,338,685	5,734,451	5,211,101
Market-based time	341,993	358,566	374,171	379,967	412,103
Time, excluding market-based	6,426,548	6,197,562	6,336,073	6,078,689	5,708,737
Total deposits	$18,811,762	$18,996,477	$18,242,042	$17,566,089	$16,483,527

General and Administrative Expense							Table 7
	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	June 30, 2016	June 30, 2015
Legal and professional fees, excluding consent order expense	$5,488	$4,998	$7,444	$6,123	$7,323	$10,486	$13,251
Credit-related expenses	6,388	4,907	7,261	7,340	11,860	11,295	14,558
FDIC premium assessment and other agency fees	6,903	7,241	7,198	7,066	6,468	14,144	12,882
Advertising and marketing expense	4,911	4,911	6,485	5,810	6,262	9,822	12,926
Subservicing expense	—	—	—	(103)	1,345	—	5,136
Consent order expense	—	(341)	463	(866)	163	(341)	2,904
Other	13,910	13,893	10,878	14,512	26,364	27,803	40,283
Total general and administrative expense	$37,600	$35,609	$39,729	$39,882	$59,785	$73,209	$101,940

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$27,580	$28,644	$32,218	$27,322	$26,500
Home equity lines and other	6,678	6,151	3,339	4,191	2,169
Commercial Banking:
Commercial and commercial real estate	65,962	66,945	71,913	78,801	48,082
Equipment financing receivables	28,833	26,676	17,407	13,661	12,417
Total non-accrual loans and leases	129,053	128,416	124,877	123,975	89,168
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	129,053	128,416	124,877	123,975	89,168
Other real estate owned (OREO)	13,477	14,072	17,253	15,491	16,826
Total non-performing assets (NPA)	142,530	142,488	142,130	139,466	105,994
Troubled debt restructurings (TDR) less than 90 days past due	14,760	15,814	16,425	16,558	14,693
Total NPA and TDR(1)	$157,290	$158,302	$158,555	$156,024	$120,687

Total NPA and TDR	$157,290	$158,302	$158,555	$156,024	$120,687
Government insured 90 days or more past due still accruing	3,211,913	3,255,744	3,199,978	2,814,506	2,901,184
Loans accounted for under ASC 310-30:
90 days or more past due	4,130	4,858	5,148	4,871	4,571
Total regulatory NPA and TDR	$3,373,333	$3,418,904	$3,363,681	$2,975,401	$3,026,442
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.52%	0.54%	0.53%	0.56%	0.42%
NPA to total assets	0.52%	0.53%	0.53%	0.55%	0.44%
NPA and TDR to total assets	0.58%	0.59%	0.60%	0.62%	0.50%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	13.59%	14.23%	14.08%	13.21%	14.14%
NPA to total assets	12.28%	12.77%	12.58%	11.73%	12.49%
NPA and TDR to total assets	12.33%	12.83%	12.64%	11.80%	12.55%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
ALLL, beginning of period	$83,485	$78,137	$71,897	$66,091	$62,846
Charge-offs:
Consumer Banking:
Residential mortgages	2,176	1,845	1,527	2,630	2,447
Home equity lines and other	275	219	599	353	305
Commercial Banking:
Commercial and commercial real estate	—	69	—	406	—
Equipment financing receivables	3,935	2,564	3,356	2,703	2,838
Total charge-offs	6,386	4,697	5,482	6,092	5,590
Recoveries:
Consumer Banking:
Residential mortgages	272	232	506	91	53
Home equity lines and other	69	80	88	70	97
Commercial Banking:
Commercial and commercial real estate	4	77	216	4	218
Equipment financing receivables	794	737	788	602	535
Total recoveries	1,139	1,126	1,598	767	903
Net charge-offs	5,247	3,571	3,884	5,325	4,687
Provision for loan and lease losses	6,012	8,919	10,124	11,131	7,932
ALLL, end of period	$84,250	$83,485	$78,137	$71,897	$66,091
Net charge-offs to average loans and leases held for investment	0.09%	0.07%	0.07%	0.11%	0.10%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
ALLL	$84,250	$83,485	$78,137	$71,897	$66,091
Loans and leases held for investment, net of unearned income	23,218,614	22,756,113	22,227,492	20,877,381	19,913,895
ALLL as a percentage of loans and leases held for investment	0.36%	0.37%	0.35%	0.34%	0.33%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%	19%	19%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Jun 30, 2016	Jun 30, 2015
Net income	$21,555	$27,924	$45,146	$29,583	$41,567	$49,479	$55,797
Gain on repurchase of trust preferred securities, net of tax	(916)	—	—	—	—	(916)	—
Transaction expense and non-recurring regulatory related expense, net of tax	187	(43)	(1,849)	(784)	3,745	144	5,243
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(201)	(14)	—	(51)	159	(215)	(808)
MSR impairment (recovery), net of tax	22,861	13,976	(55)	2,758	(9,751)	36,837	17,128
Restructuring cost, net of tax	(442)	438	2,219	(222)	10,667	(4)	10,667
Adjusted net income	$43,044	$42,281	$45,461	$31,284	$46,387	$85,325	$88,027
Adjusted net income allocated to preferred stock	2,531	2,531	2,531	2,532	2,531	5,062	5,062
Adjusted net income allocated to common shareholders	$40,513	$39,750	$42,930	$28,752	$43,856	$80,263	$82,965
Adjusted net earnings per common share, basic	$0.32	$0.32	$0.34	$0.23	$0.35	$0.64	$0.67
Adjusted net earnings per common share, diluted	$0.32	$0.32	$0.34	$0.23	$0.35	$0.63	$0.66
Weighted average common shares outstanding:
(units in thousands)
Basic	125,294	125,125	124,983	124,823	124,348	125,209	124,144
Diluted	126,612	126,045	126,980	127,099	126,523	126,442	126,283

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Jun 30, 2016	Jun 30, 2015
Net interest income	$177,440	$173,781	$175,040	$168,840	$169,025	$351,221	$324,463
Noninterest income	19,168	29,753	57,850	41,195	83,814	48,921	116,335
Total revenue	196,608	203,534	232,890	210,035	252,839	400,142	440,798
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	(1,478)	—	—	—	—	(1,478)	—
MSR impairment (recovery)	36,872	22,542	(89)	4,450	(15,727)	59,414	27,625
Restructuring cost	(129)	—	160	—	96	(129)	96
Adjusted total revenue	$231,873	$226,076	$232,961	$214,485	$237,208	$457,949	$468,519

Noninterest expense	$155,840	$149,430	$152,861	$151,506	$177,968	$305,270	$334,010
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(302)	69	2,981	1,264	(6,041)	(233)	(8,458)
Restructuring cost	584	(706)	(3,419)	360	(17,108)	(122)	(17,108)
Adjusted noninterest expense	$156,122	$148,793	$152,423	$153,130	$154,819	$304,915	$308,444

GAAP efficiency ratio	79%	73%	66%	72%	70%	76%	76%
Adjusted efficiency ratio	67%	66%	65%	71%	65%	67%	66%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)							Table 10c
(dollars in thousands)			Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Shareholders’ equity			$2,124,090	$2,123,612	$2,050,456	$2,002,848	$2,000,597
Less:	Goodwill and other intangibles		(47,318)	(47,401)	(47,143)	(47,198)	(47,253)
	Disallowed servicing asset		—	(8,618)	(17,719)	(26,699)	(31,625)
	Disallowed deferred tax asset		—	—	—	—	—
Add:	Accumulated losses on securities and cash flow hedges		107,834	95,611	62,887	71,202	47,179
Tier 1 capital		(A)	2,184,606	2,163,204	2,048,481	2,000,153	1,968,898
Add:	Allowance for loan and lease losses		84,994	84,134	78,789	72,653	67,196
Total regulatory capital		(B)	$2,269,600	$2,247,338	$2,127,270	$2,072,806	$2,036,094

Adjusted total assets		(C)	$26,946,525	$26,232,737	$25,281,658	$24,428,171	$23,000,873
Risk-weighted assets		(D)	17,998,277	17,362,622	17,133,084	16,336,138	15,464,920

Tier 1 leverage ratio		(A)/(C)	8.1%	8.2%	8.1%	8.2%	8.6%
Tier 1 risk-based capital ratio		(A)/(D)	12.1%	12.5%	12.0%	12.2%	12.7%
Total risk-based capital ratio		(B)/(D)	12.6%	12.9%	12.4%	12.7%	13.2%

Regulatory Capital (EFC consolidated)							Table 10d
(dollars in thousands)			Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Shareholders’ equity			$1,857,359	$1,855,903	$1,868,321	$1,822,869	$1,819,821
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,318)	(47,401)	(47,143)	(47,198)	(47,253)
	Disallowed servicing asset		(16,132)	(33,609)	(30,959)	(39,838)	(44,798)
	Disallowed deferred tax asset		—	—	—	—	—
Add:	Accumulated losses on securities and cash flow hedges		108,733	96,789	64,013	72,716	48,659
Common tier 1 capital		(E)	1,752,642	1,721,682	1,704,232	1,658,549	1,626,429
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		98,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	2,001,392	1,975,432	1,957,982	1,912,299	1,880,179
Add:	Subordinated notes payable		84,994	261,417	172,420	172,353	172,702
Add:	Allowance for loan and lease losses		261,329	84,134	78,789	72,653	67,196
Total regulatory capital		(G)	$2,347,715	$2,320,983	$2,209,191	$2,157,305	$2,120,077

Adjusted total assets		(H)	$26,917,493	$26,220,573	$25,286,802	$24,429,012	$22,997,941
Risk-weighted assets		(I)	17,990,693	17,349,099	17,131,756	16,327,166	15,454,736

Common equity tier 1 ratio		(E)/(I)	9.7%	9.9%	9.9%	10.2%	10.5%
Tier 1 leverage ratio		(F)/(H)	7.4%	7.5%	7.7%	7.8%	8.2%
Tier 1 risk-based capital ratio		(F)/(I)	11.1%	11.4%	11.4%	11.7%	12.2%
Total risk-based capital ratio		(G)/(I)	13.0%	13.4%	12.9%	13.2%	13.7%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e

(dollars in thousands except share and per share amounts)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Shareholders’ equity	$1,857,359	$1,855,903	$1,868,321	$1,822,869	$1,819,821
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,355	1,535	1,772	2,124	2,651
Tangible equity	1,809,145	1,807,509	1,819,690	1,773,886	1,770,311
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,659,145	$1,657,509	$1,669,690	$1,623,886	$1,620,311

Common shares outstanding at period end	125,324,413	125,247,099	125,020,843	124,954,523	124,611,940
Book value per common share	$13.62	$13.62	$13.74	$13.39	$13.40
Tangible common equity per common share	13.24	13.23	13.36	13.00	13.00

Total assets	$27,354,310	$26,641,399	$26,601,026	$25,214,743	$24,120,491
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,355	1,535	1,772	2,124	2,651
Tangible assets	$27,306,096	$26,593,005	$26,552,395	$25,165,760	$24,070,981

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending					Table 11
	Three Months Ended
(dollars in thousands)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Key Metrics:
Mortgage lending volume:
Agency	$1,297,388	$872,338	$823,506	$961,485	$1,177,725
Jumbo	883,252	724,536	1,073,881	1,219,349	1,458,297
Other	225,003	200,257	183,613	111,193	81,566
Mortgage lending volume	$2,405,643	$1,797,131	$2,081,000	$2,292,027	$2,717,588
Mortgage loans sold:(1)
Agency, excluding GNMA II	$1,222,678	$828,796	$543,709	$1,265,174	$1,041,949
Jumbo	456,140	981,304	611,644	314,499	1,057,431
GNMA II	3,362	7,308	—	—	36,270
Other	11,128	5,026	4,748	4,712	4,252
Mortgage loans sold	$1,693,308	$1,822,434	$1,160,101	$1,584,385	$2,139,902
Applications	$1,557,100	$1,509,883	$1,296,496	$1,446,134	$1,770,099
Rate locks	1,564,302	1,486,128	1,144,034	1,422,918	1,571,512
Mortgage Lending Volume by Channel:
Retail	$1,750,962	$1,253,682	$1,392,686	$1,467,344	$1,728,598
Consumer Direct	388,128	244,149	224,126	289,832	411,407
Correspondent	266,553	299,301	464,188	534,851	577,584
Purchase Activity (%):
Retail	65%	59%	68%	73%	67%
Consumer Direct	14%	8%	11%	14%	12%
Correspondent	74%	69%	57%	70%	62%
Total	58%	54%	59%	65%	58%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.